Exhibit 10.11

Mr Colin Sussman, CFO
Twynam Agricultural Group Pty Ltd
[***]
[***]

22 November, 2018

Dear Colin

Letter of Agreement
Funding Agreement between Twynam Agricultural Group Pty Ltd and Vast Solar Pty Ltd

We refer to the Funding Agreement signed between Twynam Agricultural Group Pty Ltd ACN 000 573 213 (“Twynam”) and Vast Solar Pty Ltd (ACN 136 258 574) (“Vast Solar”) dated 18 January 2016 (“Agreement”).

Clause 15 of the Agreement purported to grant to Twynam a license to exploit certain technology developed by Vast Solar in Southern Europe, the Middle East and Africa on the satisfaction of certain conditions.

As no license was ultimately granted under clause 15 the parties agreed to amend the Agreement by deleting clause 15 from the Agreement and this letter records that agreement.

This letter may be executed in two or more counterparts, each of which is deemed to be an original and all of which shall constitute one and the same document.

Unless otherwise stated in this letter, all defined terms have the meanings given to them in the Agreement.

Please acknowledge your acceptance of the amendments made by this letter to the Agreement by signing the duplicate copy of this letter.

Kind regards

Craig Wood
CEO
Vast Solar Pty Ltd
[***]

Executed as an Agreement

Executed by Vast Solar Pty Ltd in accordance with Section 127 of the Corporations Act 2001 (Cth)	Executed by Twynam Agricultural Group Pty Ltd in accordance with Section 127 of the Corporations Act 2001 (Cth)
/s/ Craig Wood	/s/ John I. Kahlbetzer
Director: Craig Wood	Director: John I. Kahlbetzer
/s/ Christina Hall	/s/ Colin Sussman
Company Secretary: Christina Hall	Director/Company Secretary: Colin Sussman
Date: 22 November 2018	Date: 23 November 2018

Vast Solar Pty Ltd ABN 37 136 258 574
Lvl 8, 17-19 Bridge St, Sydney NSW 2000 | E. info@vastsolar.com
www.vastsolar.com